Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Bernard F. McHale, Treasurer and Chief Financial Officer of SCHIMATIC Cash Transactions Network.com, Inc., hereby certify that the Form 10-QSB of SCHIMATIC Cash Transactions Network.com, Inc. for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of SCHIMATIC Cash Transactions Network.com, Inc.



/s/ Bernard F. McHale
--------------------------
Name: Bernard F. McHale,
Treasurer and Chief
Financial Officer
Date: July 19, 2004